SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 1999


                                INFOAMERICA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    COLORADO
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-13338                                         84-0853869
        -------                                         ----------
(COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


              5 CLOVER LEAF COURT, TEHACHAPI, CALIFORNIA        93561
              ---------------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (661) 821-6000


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 4.  Changes in Registrant's Certifying Accountant.
------   ---------------------------------------------

            On July 9, 1999, the client-auditor relationship between InfoAmerica, Inc. (the "Company") and Causey Demgen & Moore Inc. ("CD&M") ceased and the Company engaged Hollander Lumer & Co., LLP ("Hollander") as its independent auditors. As a result of the Company being acquired by merger on June 8, 1999 (the "Merger"), the Company moved its principal place of business to California and its principal business activities became its cable television operations. The Merger is discussed in the Company's Current Report on Form 8-K dated (date of earliest event reported) June 8, 1999. Shortly after the merger, CD&M was dismissed as the independent auditors for the Company. The Company's decision to change auditors was based upon the need to have auditors who are geographically closer to the Company's operations and have experience in its business. The decision to change auditors was approved by the Company's Board of Directors by resolutions dated July 8, 1999.

            To the knowledge of the Company's current Board of Directors, CD&M's report on the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. Their report dated March 17, 1999, however, included a paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

            During the Company's two most recent fiscal years and the subsequent interim period preceding the change in auditors on July 9, 1999, to the knowledge of the Registrant's current Board of Directors, there were no disagreements with CD&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CD&M, would have caused CD&M to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company. The Company requested that CD&M furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter dated, June 20, 2000, has been filed as an exhibit to this current report on Form 8-K/A.

            To the knowledge of the Registrant's current Board of Directors, during the Registrant's two most recent fiscal years there was no disagreement or difference of opinion with CD&M regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (a)      Financial statements of business acquired: Not Applicable.

         (b)      Pro forma financial statements: Not Applicable.

         (c)      Exhibits:  Exhibit 16 - Letter dated June 20, 2000 from Causey
                  Demgen  &  Moore,   Inc.  to  the   Securities   and  Exchange
                  Commission.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      INFOAMERICA, INC.


Date:    June 19, 2000                                By:/s/ Richard G. Lubic
                                                         ---------------------
                                                         Richard G. Lubic
                                                         Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

                Exhibit
                  No.                             Description
                  ---                             -----------

                  16       Letter  dated June 20,  2000,  from  Causey  Demgen &
                           Moore,   Inc.   to  the   Securities   and   Exchange
                           Commission.